UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2012

Killbuck Bancshares, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-24147	34-1700284
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

165 North Main Street Killbuck, Ohio 44637
(Address of principal executive offices)

Registrant's telephone number, including area code: (330) 276-2771

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07. Submission of Matters to a Vote of Securities Holders.

The Annual Meeting of Shareholders of Killbuck Bancshares, Inc. was held on May 14, 2012. The following two matters were decided by a vote of the shareholders:

1.	The election of the following Directors to serve a three-year term or until their successors shall have been elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-votes
Craig Lawhead	421,916	-0-	25,133
Allan Mast	421,916	-0-	25,133
Dean Mullet	421,916	-0-	25,133
Luther Proper	417,441	4,475	25,133

2.	The ratification of the Audit Committee’s appointment of S.R. Snodgrass, A.C. to serve as the Company’s Independent Registered Public Accounting Firm for the 2012 fiscal year.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
441,694	1,794	-0-	3,561

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

Killbuck Bancshares, Inc.

Date: May 16, 2012	By:	/s/ Craig A. Lawhead
Craig A. Lawhead President and Chief Executive Officer

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